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[LOGO OF DELOITTE & TOUCHE LLP APPEARS HERE]                        EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in this Registration Statement of Valley Media, Inc. on Form S-8 of our report dated May 14, 1999, appearing in the Annual Report on Form 10-K of Valley Media, Inc. for the year ended April 3, 1999.


          /s/ DELOITTE & TOUCHE LLP

          San Francisco, California

          September 8, 1999

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